UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 10, 2007

RUBBER RESEARCH ELASTOMERICS, INC.
(Exact name of registrant as specified in charter)

000-15947 (Commission File No.)	41-0843032 (IRS Employer Identification No.)

Minnesota
(State or other jurisdiction of incorporation or organization)

4500 Main Street N.E.
Minneapolis, Minnesota 55421
(Address of principal executive offices)

763-572-1056
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name and Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 of the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

On October 10, 2007, we filed with the Office of the Secretary of State of Minnesota Articles of Correction of our Certificate of Designation of the Rights and Preferences of 8.5% Convertible Preferred Stock. The Articles of Correction correct Section 2 of the Certificate of Designation, in regard to the description of the voting power of the 8.5% Convertible Preferred Stock.

The Articles of Correction are filed as an exhibit to this Current Report and are incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Articles of Correction

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 11, 2007	RUBBER RESEARCH ELASTOMERICS, INC.

	By:	/s/ WINSTON SALSER
Winston Salser, Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Articles of Correction